Exhibit 99.1

Achronix to List on Nasdaq Through Merger with ACE Convergence

•	Achronix is the only independent supplier of high-performance FPGAs and eFPGA IP based data acceleration solutions used in high-growth applications including AI, cloud computing, 5G, networking and automotive driver assistance

•	Highly differentiated financial profile with estimated 2020 revenues of approximately $105 million, 79% gross margins and 35% operating margins with migration to next-generation products driving an estimated revenue CAGR of 20% to 25% from 2020 to 2025

•	Business combination with ACE Convergence Acquisition Corp. (Nasdaq: ACEV) positions Achronix to capitalize on non-cancellable backlog in excess of $160 million and over $1.1 billion in identified pipeline opportunities driven by Speedster® and Speedcore™ products

•	Approximately $2.1 billion estimated post-transaction equity value based on current assumptions with up to $330 million in gross cash proceeds to the company, assuming minimal redemptions

•	Oversubscribed $150 million fully committed common stock concurrent PIPE financing at $10.00 per share anchored by ACE Equity Partners LLC, funds and accounts managed by BlackRock and Hedosophia; and with participation from other institutional investors

•	Achronix expected to be listed on Nasdaq under the ticker symbol “ACHX” following an anticipated transaction close by the end of the first half of 2021

Santa Clara, Calif., January 7, 2021 – Achronix Semiconductor Corporation, a leader in high-performance field-programmable gate arrays (FPGAs) and embedded FPGA (eFPGA) IP, and ACE Convergence Acquisition Corp. (ACE) (Nasdaq: ACEV), a special-purpose acquisition company, today announced that they have entered into a definitive agreement for a business combination that would result in the combined entity continuing as a publicly listed company. Upon closing of the transaction, the combined operating entity will be named Achronix Semiconductor Corporation and will be listed under the ticker symbol ACHX.

As the only independent, high-end FPGA semiconductor company that offers both high-end standalone FPGAs along with eFPGA IP technology, Achronix is uniquely positioned to address the needs of high-performance applications that require programmable hardware accelerators. Demand for FPGA-based data accelerators is driven by the rapid expansion of high-growth markets, including AI, Cloud, 5G, and ADAS. Achronix’s semiconductor portfolio targets the nearly $10 billion data acceleration market, which is expected to have double-digit CAGR through 2025. (Data according to Semico Research.)

Achronix’s data acceleration solutions provide optimal performance per watt compared to CPU- and GPU-based solutions with the additional benefits of hardware flexibility to support changing acceleration workloads. As compute performance requirements are now doubling in as little as three to four months, the need for dedicated FPGA-based hardware accelerators is growing rapidly. Customer validation of Achronix’s products is substantiated by nearly $240 million in orders received in 2020. Achronix’s new Speedster7t and Speedcore products, built on leading-edge process technology, have contributed to a design pipeline value in excess of $1.1 billion and are expected to drive Achronix’s future growth.

“We are very excited to have found the ideal merger partner in Achronix, the last remaining independent, high-end FPGA player,” said Behrooz Abdi, CEO and Chairman of ACE. “John Lofton Holt and Robert Blake have created a truly disruptive semiconductor company, with highly differentiated data acceleration FPGA products, complemented with a highly innovative embedded FPGA IP business model. Further bolstering Achronix’s robust free cash generation with proceeds from the merger will accelerate deployment of the company’s data acceleration solutions and position Achronix to fast track additional strategic growth initiatives.”

“The next era of growth and opportunity is in the trillions of connected devices providing compute-intensive intelligence, all fueled by network connectivity and 5G,” said Robert Blake, Achronix’s Chief Executive Officer. “Achronix’s technology was designed to address the insatiable demand for new hardware-based data acceleration, which we believe is resulting in significant long-term growth opportunities for our company. We are excited to partner with Behrooz and the ACE team at this inflection point in the company’s trajectory to capitalize on our design pipeline in excess of $1.1 billion, as we continue to create value as a public company.”

Leadership Team

Upon the closing of the transaction, the combined company will be led by the Achronix management team including Chief Executive Offer Robert Blake and Chief Financial Officer Mark Voll. Behrooz Abdi and Dr. Sunny Siu of ACE, with their combined 59 years of semiconductor experience, will add value to Achronix post-transaction by leveraging their deep sector knowledge and industry relationships, as board members and/or senior advisors.

Transaction Overview

The transaction reflects an implied equity value of the combined company of $2.1 billion, based on current assumptions, with a $10.00 per share PIPE financing subscription price. Upon closing, the combined company will receive up to $330 million in cash, comprised of $150 million in gross proceeds from a concurrent PIPE financing and up to $230 million in cash held in trust by ACE, assuming no redemptions by ACE shareholders, less $50 million paid to Achronix’s existing shareholders.

The boards of directors for both Achronix and ACE have unanimously approved the proposed business combination. The transaction is expected to be completed by the end of the first half of 2021. The transaction is subject to, among other things, the approval by ACE’s shareholders, satisfaction or waiver of the conditions stated in the definitive merger agreement (the “Merger Agreement”) and other customary closing conditions including a registration statement on Form S-4 being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), the receipt of certain regulatory approvals, and approval by The Nasdaq Stock Market LLC to list the securities of the combined company.

Additional information about the proposed transaction, including a copy of the Merger Agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by ACE with the SEC and available at www.sec.gov. Additional information about the proposed transaction will be described in ACE’s registration statement on Form S-4 relating to the merger, which will include a proxy statement/prospectus, and other documents regarding the proposed transaction, each to be filed with the SEC.

Advisors

J.P. Morgan Securities LLC is serving as sole financial advisor and capital markets advisor to Achronix. Cooley LLP is serving as legal advisor to Achronix. Jefferies LLC is serving as lead financial advisor to ACE. J.P. Morgan Securities LLC and Barclays Capital Inc. served as placement agents to ACE, with Barclays also serving as capital markets advisor to ACE. Davis Polk & Wardwell LLP is acting as legal counsel to the placement agents. Cantor Fitzgerald & Co. also served as a capital markets advisor and Northland Securities, Inc. is also serving as financial advisor to ACE. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to ACE.

Webcast and Investor Conference Call

Achronix and ACE will host a joint investor conference call to discuss the proposed transaction today, January 7, 2021 at 4:30 p.m. ET.

To listen to the conference call via telephone dial 1-877-407-0789 (U.S. toll free) and 1-201-689-8562 (international callers) and enter the conference ID number 13714692. A live webcast and replay of the call will be available here and can also be accessed at https://achronix.com/investors_relations. A telephone replay will also be available until midnight on Monday, January 21, 2021 at 1-844-512-2921 (U.S. toll free) and 1-412-317-6671 (international callers), conference ID number 13714692.

About Achronix Semiconductor Corporation

Achronix Semiconductor Corporation is a fabless semiconductor corporation based in Santa Clara, California, offering high-end FPGA-based data acceleration solutions, designed to address high-performance, compute-intensive and real-time processing applications. Achronix FPGA and eFPGA IP offerings are further enhanced by ready-to-use accelerator cards targeting AI, machine learning, networking and data center applications. All Achronix products are fully supported by a complete and optimized range of Achronix software tools called ACE, which enables customers to quickly develop their own custom applications. Achronix has a global footprint, with sales and design teams across the U.S., Europe and Asia. For more information, please visit www.achronix.com.

About ACE Convergence Acquisition Corp.

ACE Convergence Acquisition Corp. is a $230 million special purpose acquisition company whose business mandate is to identify and acquire an emerging leader in the IT infrastructure software/systems and system-on-a-chip markets that is well-positioned to capitalize on the changing landscape of data acceleration being driven by developments in AI, Cloud, and 5G technologies. ACE is comprised of a team of sector specialists with a solid track record of scaling complex technology organizations and making transformative value-creation decisions. For more information, please visit http://acev.io/home/default.aspx.

About ACE Equity Partners

ACE Equity Partners is a Seoul-headquartered cross-border private equity firm with a single-minded focus on the convergence of digital and industrial technologies. For more information, please visit: http://acelp.co.kr.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including with respect to the proposed transaction between Achronix and ACE. These forward-looking statements generally are identified by the words “intend,” “future,” “may,” “will,” “would,” “will be,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. All statements, other than statements of present or historical fact included in this press release, regarding ACE’s proposed acquisition of Achronix, ACE’s ability to consummate the proposed transaction, the benefits of the proposed transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenue growth, prospects and pipeline expectations, estimated market growth, estimated backlog, plans and objectives of management are forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of ACE’s securities; the risk that the proposed transaction may not be completed by ACE’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ACE; the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the shareholders of ACE or the stockholders of Achronix and the receipt of certain governmental and regulatory approvals; the lack of a third party valuation in determining whether or not to pursue the proposed transaction; the inability to complete the concurrent PIPE financing; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the transaction on Achronix’s business relationships, operating results, and business generally; risks that the proposed transaction disrupts current plans and operations of Achronix; the outcome of any legal proceedings that may be instituted against Achronix or against ACE related to the Merger Agreement or the proposed transaction; the ability to maintain the listing of ACE’s securities on a national securities exchange; changes in domestic and foreign business, market, financial, political, and legal conditions and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to Achronix; risks related to the rollout of Achronix’s business and the timing of expected business milestones; the effects of competition on Achronix’s business; the effects of the cyclical nature of the semiconductor industry on Achronix’s business; risks related to Achronix’s customer concentration; the risks to Achronix’s business if internal processes and information technology systems are not properly maintained; risks associated with Achronix’s operational dependence on independent contractors and third parties; risks associated with Achronix’s reliance on certain suppliers for, among other things, silicon wafers; risks and uncertainties related to Achronix’s international operations, including possible restrictions on cross-border investments which could harm Achronix’s financial position; and risks associated with Achronix’s ability to develop new products and adapt to new markets. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus to ACE’s registration statement on Form S-1, as amended (File No. 333-239716), the registration statement on Form S-4 discussed above and other documents filed or that may be filed by ACE from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither ACE nor Achronix presently know, or that ACE or Achronix currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. ACE and Achronix anticipate that subsequent events and developments will cause ACE’s and Achronix’s assessments to change. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements as predictions of future events, and Achronix and ACE assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither Achronix nor ACE gives any assurance that either Achronix or ACE, or the combined company, will achieve its expectations.

Important Information for Investors and Stockholders

In connection with the proposed transaction, ACE will file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary proxy statement to be distributed to holders of ACE’s common stock in connection with ACE’s solicitation of proxies for the vote by ACE’s stockholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Achronix’s stockholders in connection with the proposed transaction. After the Registration Statement has been filed and declared effective, ACE will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about ACE, Achronix and the proposed transaction. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by ACE through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: ACE Convergence Acquisition Corp., 1013 Centre Road, Suite 403S, Wilmington, DE 19805. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

ACE and its directors and officers may be deemed participants in the solicitation of proxies of ACE’s shareholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of ACE’s executive officers and directors in the solicitation by reading ACE’s final prospectus filed with the SEC on July 28, 2020, the registration statement on Form S-4, proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of ACE’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the registration statement, proxy statement relating to the business combination when it becomes available.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ACE, the combined company or Achronix, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Trademarks

Achronix and Speedster are registered trademarks, and Speedcore and Speedchip are trademarks of Achronix Semiconductor Corporation. All other brands, product names and marks are the property of their respective owners.

Contacts

For Achronix:

(408) 625-3120

Media@Achronix.com / IR@Achronix.com

ACE Convergence Acquisition Corp.:

(302) 633-2102

info@acev.io